Exhibit 99.1

5655 Riggins Court, Suite 15 Reno, NV 89502 Tel : 888-909-5548 Fax : 888-909-1033

Trading Symbol OTCQX: NGLD

NEWS RELEASE

ADDITIONAL RESULTS FROM THE LAPON CANYON PROJECT A NEVADA CANYON OWNED ROYALTY

Reno, Nevada. January 10, 2025, Nevada Canyon Gold Corp. (OTC Markets: NGLD) (The “Company” or “Nevada Canyon”) is pleased to announce it has been informed that additional drill results have been released from the 2024 reverse circulation (“RC”) drill program on the Lapon Canyon Project, (the “Project”) a Nevada Canyon owned royalty, located in Mineral County, Nevada.

Nevada Canyon owns a 3% Net Smelter Royalty (“NSR”) on the Project, (see news release 05-28-2024) Walker River Resources Corp. (“Walker River”) owns a 100% undivided interest in the Project consisting of 96 unpatented lode situated in Mineral County, Nevada, within the northern portion of the Walker Lane gold trend. Walker River (TSX.V: WRR), announced on January 09, 2025 (see WRR news release 01-09-2025) additional drill results from the 2024 RC drill program at the Lapon Canyon Project.

Highlights

		From	To	Width*	Gold
Drill Hole		(m)	(m)	(m)	(g/t)
LC-24-117		74.68	152.4	77.72	3.88
	including	77.72	94.49	16.77	12.09
	and	100.58	112.78	12.2	4.08
LC-24-118		68.58	128.02	59.44	1.96
	including	68.58	74.68	6.10	8.17
LC-24-110		41.15	74.68	33.53	2.70
	including	45.72	57.91	12.19	5.99
LC-24-113		21.34	48.77	27.43	2.58
	including	25.91	32.00	6.09	4.13
	and	39.62	44.20	4.58	4.79
		68.58	76.20	7.62	1.90
	including	70.10	73.15	3.05	4.08
LC-24-114		16.76	172.21	155.45	0.61
	including	44.20	83.82	39.62	0.90
	and	103.63	117.35	13.72	2.32
	and	129.54	132.59	3.05	2.19
LC-24-119		33.53	38.10	4.57	1.06
		108.20	152.40	44.2	0.87
	including	124.97	126.49	1.52	4.13

Table 1. Highlighted holes released today. * Denotes the above drill results are presented with lengths representing sampled lengths. True width is estimated to be between 80 and 95 percent of sampled widths.

●	Drill hole LC-24-117 returned 3.88 g/t Au over 77.72 meters starting at a depth of 74.68 meters including an intercept of 12.09 g/t Au over 16.77 meters, demonstrating the robust nature of the gold mineralization of the Hotspot zone.

●	Drill holes LC-24-114 (0.61 g/t Au over 155.45 metres), LC-24-118 (1.96 g/t Au over 59.44 metres) and LC-24-113 (2.58 g/t Au over 27.34 meters) were also drilled in the Hotspot, clearly demonstrating continuity of the gold mineralization. LC-24-114 was shutdown in mineralization (0.14 g/t Au over 36.58 metres) at a vertical depth of approximately 140 metres and extends Hotspot to the south another 40 metres.

●	Drill hole LC-24-110 intercepted 2.70 g/t Au over 33.53 meters and LC-24-113 (2.58 g/t over 27.34 meters). These intercepts extend Hotspot Zone west, toward the Central Zone by approximately 50 metres.

●	Notably, LC-24-117, which was drilled to a depth of 152.4 meters remained in gold mineralization at the bottom of the hole, with the interval from 128.02 meters to the bottom returning 0.96 g/t Au over 24.38 metres. This intercept is at approximately 120 m vertical depth, highlighting the zone’s potential at depth.

●	LC-24-119 also drilled to depth of 152 meters and remained in mineralization at the bottom of the hole, with the interval from 124.97 meters to the bottom returning 1.23 g/t Au over 27.43 metres. This intercept extends mineralization at Hotspot approximately 50 m to the southeast from all previous holes drilled.

		From	To	Width*	Gold
Drill Hole		(m)	(m)	(m)	(g/t)
LC-24-107		12.19	53.34	41.15	0.55
	Including	36.58	47.24	10.66	1.24
LC-24-108		0.00	60.96	60.96	0.44
LC-24-109		0.00	57.91	57.91	0.31
	Including	38.10	50.29	12.19	0.76
LC-24-110		41.15	74.68	33.53	2.70
	Including	45.72	57.91	12.19	5.99
LC-24-111		76.20	102.11	25.91	0.14
LC-24-112		24.38	35.05	10.67	0.24
		91.44	118.87	27.43	0.18
LC-24-113		21.34	48.77	27.43	2.58
	including	25.91	32.00	6.09	4.13
	and	39.62	44.20	4.58	4.79
		68.58	76.20	7.62	1.90
	including	70.10	73.15	3.05	4.08
LC-24-114		16.76	172.21	155.45	0.61
	Including	44.20	83.82	39.62	0.90
	and	103.63	117.35	13.72	2.32
	and	129.54	132.59	3.05	2.19
		192.02	228.60	36.58	0.14
LC-24-115		105.16	115.82	10.66	0.37
LC-24-116		36.58	68.58	32.00	0.30
	including	65.53	68.58	3.05	2.09
LC-24-117		15.24	65.53	50.29	0.23
		74.68	152.4	77.72	3.88
	Including	77.72	94.49	16.77	12.09
	Including	100.58	112.78	12.2	4.08
LC-24-118		0	21.34	21.34	0.35
		35.05	59.44	24.39	0.27
		68.58	128.02	59.44	1.96
	Including	68.58	74.68	6.10	8.17
LC-24-119		0	10.67	10.67	0.1
		33.53	38.10	4.57	1.06
		108.20	152.40	44.2	0.87
	Including	124.97	126.49	1.52	4.13

Table 2. All drill holes and intervals released today. * Denotes the above drill results are presented with lengths representing sampled lengths. True width is estimated to be between 80 and 95 percent of sampled widths

Figure 1: Plan and section view of the Hotspot zone, Central zone, with assay results from historical drilling (grey traces) and 2024 drilling (red traces).

The 2024 drill programs at Lapon Canyon were exploration and definition focused. Drill holes were planned with the intent to define the extent and geometry of the mineralized system and test for new mineralized zones along strike and at depth. Drilling at Lapon Canyon is carried out in different directions (azimuths) from the same drill pad, for systematic drilling on section, drill pads are placed at every 30 to 60 meters, with up to five holes per pad. Previous and current drilling continue to define a sub to horizontal geometry of the gold system. High grade shoots may have developed within the broader mineralized domains.

On-going work at Lapon Canyon consists of data compilation, interpretation and resource modelling. Further results will be released as they become available. Field work will restart as soon as conditions allow.

The results from the 2024 drill programs and subsequent data compilation will enable the completion of an initial NI 43-101 compliant mineral resource on the Project.

“These continued impressive results from Lapon Canyon, show the significant upside potential of our Nevada royalties,” said Nevada Canyon President and CEO, Alan Day, “We are excited to see additional results from Lapon Canyon and the Project’s ongoing interpretation of its gold mineralization.”

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance

All sampling was conducted under the supervision of the Company’s project geologists and the chain of custody from the drill to the sample preparation facility was continuously monitored. A blank or certified reference material was inserted approximately every tenth sample. The Lapon Canyon samples were delivered to American Assays Laboratories’ certified laboratory facilities in Sparks, NV. The samples were crushed, pulverized and the sample pulps digested and analyzed for gold using fire assay fusion and a 50 g gravimetric finish. Certain intensely altered samples used a 1 kg pulp screened to 100 microns. Duplicate assay on screen undersize. Assay of entire oversize fraction.

Samples are taken and bagged directly at the drill rig at every 1.5-meter interval, standard in the exploration industry. A small sample is also taken at the drill rig and put into a chip tray for examination purposes and to determine those sample bags that should be sent to the lab for assay purposes. Often this work is carried out using a microscope for the examination of the rock chips. The full sample bag from the interval chosen for assay purposes is then sent directly from the drill site to the lab, located in Sparks, NV.

The scientific and technical information contained in this news release has been reviewed, verified and approved by Dave Nuttal P.Geo, President of Serac Exploration, who is an independent Qualified Person as defined under NI 43-101 Standards of Disclosure for Mineral Projects.

About the Lapon Canyon Project

Lapon Canyon hosts historical, high grade gold mining with approximately 2,000 feet of underground workings in three adits. Historical underground work returned numerous assay values in the one-ounce-per-ton range. (NI 43-101, Montgomery and Barr, 2004). Walker River has completed considerable exploration work to date, with numerous drill hole intercepts that have indicated significant gold mineralization. The Project is easily accessible by secondary state roads from the main highway (15 miles), and is located approximately 40 miles southeast of Yerington, Nevada. A state power grid transmission line passes within 2 miles of the Project.

About Nevada Canyon Gold Corp.

Nevada Canyon Gold Corp. is a US-based natural resource company headquartered in Reno, Nevada. The Company has a large, strategic land position and royalties in multiple projects, within some of Nevada’s highest-grade historical mining districts, offering year-round access and good infrastructure in proven and active mining districts. The Company has a three-fold business model; i) mineral royalty creation and acquisition; ii) precious-metals and exploration streaming & financing; and iii) exploration project accelerator.

For further information please contact:

Corporate Communications

Larry Heuchert

Tel: 1-888-909-5548 Ext. 2

Email: ir@nevadacanyongold.com

Web: www.nevadacanyongold.com

Forward-Looking Statements

The information posted in this release may contain forward-looking statements. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of exploration, delays in completing various engineering and exploration programs, and any potential results from such programs. Specifically, forward-looking statements in this news release include statements with respect to the potential mineralization and geological merits of the Company properties, its royalties owned on properties and various other factors beyond the Nevada Canyon Gold Corp.’s control. The Company’s actual results could differ materially from those discussed in this press release. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events except as required by applicable securities legislation. Investors are advised to carefully review the reports and documents that Nevada Canyon Gold Corp. files from time to time with the SEC, including its Annual Form 10K for the fiscal year ended December 31, 2023, Quarterly Reports and Current Reports.